UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2014

Moxian China, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-173172	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2313-2315 , Block B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen Guangdong Province, China 518101
(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed by Moxian China, Inc. We are reporting the entry into a material agreement and providing a description of the company’s business below.

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

●
The “Company,” “we,” “us,” or “our,” “MOXC” are references to the combined business of the Company, Moxian CN Group Limited, a company incorporated under the laws of Independent State of Samoa (“Moxian CN Samoa”), together with Moxian BVI (as defined below) and its subsidiaries after the effectiveness of the License and Acquisition Agreement.

●	“Common Stock” refer to the common stock, par value $.001, of the Company;

●	“PRC” or “China” refers to the People’s Republic of China;

●
“MOXG” refers to, collectively, (i) Moxian Group Holdings, Inc., a Florida corporation;(ii) Moxian Intellectual Property Limited, a company incorporated under the laws of Independent State of Samoa (“Moxian IP Samoa”); and prior to the effectiveness of the License and Acquisition Agreement, Moxian BVI (as defined below).

●
“Moxian BVI” refers to, collectively, (i) Moxian Group Limited, a company incorporated under the laws of British Virgin Islands (“Moxian BVI”), (ii) Moxian (Hong Kong) Limited, a limited liability company incorporated under the laws of Hong Kong (“Moxian HK”); (iii) Moxian Technologies (Shenzhen) Co., Ltd. (“Moxian Shenzhen”), and (vi) Moxian Malaysia SDN BHD (“Moxian Malaysia”) ;

●	“U.S. dollar,” “$” and “US$” refer to the legal currency of the United States;

●	“Securities Act” refers to the Securities Act of 1933, as amended; and

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

Unless otherwise noted, all currency figures in this filing are in U.S. dollars. References to "yuan" or "RMB" are to the Chinese yuan (also known as the renminbi). According to the currency exchange website www.xe.com, as of February 25, 2014, US$1.00 = 6.12569 yuan; 1 yuan=US$0.1632.

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 21, 2014, we entered into a License and Acquisition Agreement with MOXG (the “License and Acquisition Agreement”), whereby we (i) acquired all the equity interests of Moxian BVI, and (ii) obtained the license to use the intellectual property rights (as define below) of MOXG.  Pursuant to the License and Acquisition Agreement, MOXG agreed to sell, convey, and transfer 100% of the equity interests of Moxian BVI to Moxian CN Samoa, a newly incorporated wholly-owned subsidiary of the Company, in consideration of an aggregate of $1,000,000. As a result, Moxian BVI, together with its subsidiaries, Moxian HK, Moxian Shenzhen, and Moxian Malaysia, became the Company’s subsidiaries. Under the License and Acquisition Agreement, MOXG also agreed to grant us the exclusive right to use MOXG’s intellectual property rights (collectively, the “IP Rights”) in Mainland China, Malaysia, and other countries and regions where MOXG conducts its business (the “Licensed Territory”), and the exclusive right to solicit, promote, distribute and sell MOXG products and services in the Licensed Territory for five years (the “License”). In exchange for such License, the Company agreed to pay to MOXG: (i) $1,000,000 as a license maintenance royalty each year commencing from the second year from the date of the agreement; and (ii) 3% of the gross profit of distribution and sale of MOXG products and services as an earned royalty. Pursuant to the License and Acquisition Agreement, the Company has the right to acquire the new IP Rights that are developed by MOXG and sub-license such rights to a third party. The Company also has the obligation to develop the social media market in the Licensed Territory of MOXG products and services.

The foregoing description of the terms of the License and Acquisition Agreement is qualified in its entirety by reference to the provisions of the License and Acquisition Agreement which is included as Exhibit 10.1 of this Current Report and is incorporated by reference herein. The License and Acquisition Agreement contains representations and warranties by us, Moxian CN Samoa, Moxian BVI, and MOXG which are customary for transactions of this type such as, with respect to the Company: organization, good standing and qualification to do business; authorization and validity of the transaction and transaction documents; consents being obtained or not required to consummate the transaction; no conflict or violation of Articles of Incorporation, with respect to Moxian CN Samoa: organization, good standing, authorization to the transaction, with respect to Moxian BVI: authorization; good standing; and title to Moxian BVI’s equity interests being acquired, and with respect to MOXG: authorization; no conflict or violation of law.

ITEM 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 21, 2014, we completed the acquisition of Moxian BVI and its subsidiaries from MOXG pursuant to the License and Acquisition Agreement. The acquisition was accounted for as a reverse merger and recapitalization effected by an acquisition. Moxian BVI is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Our Corporate History

Moxian China, Inc., formerly SECURE NetCheckIn, Inc., was incorporated under the laws of the State of Nevada on October 12, 2010. Effective on December 13, 2013, the Company changed its name to “Moxian China, Inc.” with its trading symbol being “MOXC.” Also effective on December 13, 2013, the Company increased the number of shares that it is authorized to issue to a total of 600,000,0000 shares, including 500,000,000 shares of Common Stock and 100,000,000 shares of preferred stock, par value $.001 per share. In addition, also on December 13, 2013, the Company effectuated a 60-for-1 forward stock split of the Common Stock, without changing the par value or the number of authorized shares of the Common Stock (the “Forward Split”).

On February 17, 2014, the Company incorporated Moxian CN Samoa.

On February 21, 2014, the Company entered into a License and Acquisition Agreement with MOXG and Moxian BVI, whereby we acquired 100% of Moxian BVI’s equity interests through Moxian CN Samoa. Following the acquisition of Moxian BVI, Moxian BVI, together with its subsidiaries, Moxian HK, Moxian Shenzhen, and Moxian Malaysia, became the Company’s subsidiaries. Below is the structure of the Company as of the date of this report:

DESCRIPTION OF BUSINESS

Overview

Moxian China, Inc. previously engaged in the business of offering a cloud-based scheduling and notification product targeted to urgent care facilities and medical offices to increase the satisfaction of patients in scheduling and timing of appointments. Since the acquisition of Moxian BVI and the grant of the License from MOXG, it changed its business to developing and exploring the social media business, and distributing, selling, and promoting the products and services of MOXG mainly in the China and Malaysia regions.

Under the License and Acquisition Agreement, we acquired the business of Moxian BVI, which operates and develops the MO-Promo Platform. MO-Promo Platform is used as a social media to promote its clients’ business and assist its clients to find consumers online and bring them into real-world stores. In the MO-Promo Platform, our registered consumer users can share photos, post messages in their timeline, and most importantly, interact with our merchant clients to receive up-to-date offers or deals through both the web and mobile applications. Through the MO-Promo Platform, the brand merchants and retailers will increase their in-store sales by attracting more consumers through their online advertisement and promotions. In addition, pursuant to the License and Acquisition Agreement, we are the exclusive licensed distributor and representative of MOXG’s products in China and Malaysia regions. The key product MOXG provides is its platform, http://moxian.com/, a social network website that integrates social media and business and assists merchant clients to locate consumers online. MOXG also provides promotional activities for merchants through its website. The integrated platform has been submitted for patent approval and is pending in China. MOXG is currently working on the patent application for Hong Kong and Malaysia. With the grant of license of MOXG, we will focus our promottional activities in Malaysia, Mainland China, and Hong Kong.

OUR PRODUCTS

Upon the acquisition of Moxian BVI, we started operating the MO-Promo Platform (the “Platform”) and developing advertisement services, mobile applications, and internet technologies in social media business.

The MO-Promo Platform is an integrated social media system consisting of online platform, promotional services, and mobile applications to assist the registered merchant clients. There are two types of users of the platform: registered consumers and registered merchants. The registered consumers can access to our webpages and resources, while the registered merchants need to subscribe our service and also create their own webpage on our website.

MO-Promo Platform

The Platform consists of the following components: (a) Merchant detail database known as MO-Promo; (b) Social Customer Relationship Management (SCRM) system, (c) online games, (d) a social networking website known as MO-Zone and (e) Social Loyalty Program that is rewarding consumer users (also known as “MO-Pals”) who use MO-Points. Through the platform, the registered consumers can share photos, post message in their timeline, and most importantly, interact with merchants to receive up-to-date offers or deals. Below are the detailed descriptions of the components of the Platform.

MO-Promo System

The registered consumers of the Platform can access and understand registered merchants online stores by visiting “MO-Promo” at http://moxian.com/mopromo/. In MO-Promo, registered consumers will be able to understand current merchants’ offline and online promotions, redeem vouchers with MO-Points and communicate with the merchant to provide feedback or recommendations to friends. Registered consumers are rewarded with MO-Points through making purchases at merchants’ store or other activities discussed below. Our merchants can also advertise, run marketing campaigns, and learn about their customers through interaction on the MO-Promo Platform.

SCRM System

As merchants ultimately would like to have their own database of their clients, the Social Customer Relationship Management (“SCRM”) system provides this to them; the SCRM system enables registered merchants to interact with their consumers and better understand their needs. It is a platform for the merchants to connect with their business partners and existing or prospective consumers. The SCRM system allows merchants to find insights into its own brand's overall visibility through interactions and communications of consumers so that they can identify potential opportunities for business.

MO-Points & Social Loyalty Program

MO-Points are the electronic points in the Social Loyalty Program. The registered consumer can use MO-Points to (i) play games to win prizes at the Incentive Games Center because some games need to be activated with MO-Points, and (ii) claim rewards or gifts from the Platform or the registered merchants. There are multiple ways to earn MO-Points. Registered consumers can receive MO-Points by: (i) playing online games, (ii) making purchases at merchants’ stores, or (iii) referring their friends or family to the registered merchant clients (including sharing photos, submitting comments, sending messages, etc.).

The Social Loyalty Program is a system which encourages registered consumers to spend MO-Points and return to the MO-Promo Platform. The users of MO-Promo are encouraged to visit our website because they will be granted prizes for ‘spending’ MO-Points in Incentive Game Center. This tactic creates the sought-after customer loyalty for the merchant clients, and provides a long-term financial benefit to the clients’ businesses by creating loyal returning customers.

Online Games

The MO-Promo Platform also provides online games, which consist of two categories: (i) Incentive Game Center (“Incentive Game Center”) such as MO-Bid, MO-Grab, MO-Chess which encourage users to play and win prizes, which are either sponsored by the Platform or its merchant clients; and (ii) other online games, known as MO-Puzzle games, enables the users to play for fun and earn MO-Points. The online games are part of the social media platform that attracts the consumer users to visit our website.

MO-Zone

MO-Zone permits the users to share photos, write diaries, exchange information, watch video clips, and communicate with each other. Every user can design MO-Zone with his or her own taste. It is also the social networking site where the registered users can share their shopping experiences.

Advertising Service

The registered merchants can advertise their products through posting banners or different types of advertisements in our website. In addition, the merchants can create the webpage of their companies. On their page, they can post the business summary and the latest products and share photos with their clients. The merchants can further engage their audiences by incorporating social context of the consumers with their marketing messages. With the social context, the merchants can highlight the interactions of a user’s friends with a brand or a product.

Mobile Applications

We also provide apps of its platform through both Apple-based products (iOS) and Android-based products. The apps can be downloaded for free at official market place centers (App Store and Google Play). Our mobile application allows users to redeem points, use social media features such as checking in to the application, sharing photos, having a shortcut to the MO-Promo platform, and using our MO-Points to purchase or bid items at the Platform.

The registered consumer is entitled to redeem prizes from merchants through shaking the phone to or scratching the phone screen to win prizes and consume Mo-Points.

OUR SERVICES

Marketing services

As the exclusive licensee of MOXG, we plan to conduct a series of social events to present and promote the MOXG products. We also intend to conduct trade shows in the China region. We will integrate our marketing and sales efforts to project a consistent image of MOXG. To support our marketing initiatives and product knowledge, we will attend area conventions to ensure we are offering the most up-to-date market trend information.

We intend to engage a sales team and in-house personnel with experience in the social media industry to reach out to merchants in different industries and assist our customers with order placement, online support, and ongoing promotions. We will work closely with each potential customer to recommend MOXG’s online platform which will assist to promote their businesses and to increase their sales. We have identified and strategically pin-point business partners in the region with networks and major retail merchants across the China region. We will engage agents or representative in the Licensed Territory to reach out to the potential customers. In addition, our sales team and in-house personnel will conduct extensive marketing services, including:

Press Releases: We plan to produce press releases about the MOXG products we are distributing for our customers to use toward publicity coverage for their businesses in local publications.

News Letters: We plan to have a monthly newsletter for current and potential customers. This newsletter will highlight new and current trends in the industry, upcoming conventions and trade shows, offer promotions and special deals, and other information that can be used in their business.

Personal Phone call: Distribution sales are dependent on repeat businesses, therefore the sales strategy for us is based on personal, consistent sales contact, with a high emphasis on customer service and relations. We plan to have full-time sales representatives, who will be responsible for providing full service to customers, but also make sales calls for potential new business. Our basic strategy is to work with our vendor customers on a one-on-one basis. We intend to prioritize customer services and make it a key component of our marketing programs. Because we want to develop close working relationships with our customers, we want to establish accounts in as personable a way as possible. It is for this reason that we will overwhelmingly emphasize in-person sales calls to build accounts.

In addition to the above marketing service, following are other important service elements that we will offer:

          ●        ideas to help MOXG increase sales through menu development, creative promotions, co-op advertising; and

          ●        customized marketing materials such as printed banners, promotional posters, punch cards, and reader boards, etc.

Engaging Agents

We plan to engage agents and representatives to enlarge the promotion team. The agents are local distributing agencies that are familiar with the local culture and have strong relationship with local vendors.

Technical Support and After Sale Service

We intend to provide technical support to our customers regarding any potential issues with accessing http://moxian.com/ or our phone apps. In addition, even after the subscription orders are completed, we will provide follow-up services, including:

●	information on the updated website functions;
●	effective participation on MOXG webpage; and
●	tools to help using MO-Points.

MO-Tube Packages

Our vendors will subscribe products under the same MO-Tube package of MOXG. They can use basic features of MO-Promo Platform for all merchant clients for free. Such free packages include the basic SCRM features with 500 Trial MO-Points offered. In order to make use of all the MO-Promo features, merchant clients will have to purchase MO-Tube packages at various prices. Under our MO-Tube packages, the merchant clients can make use of the full SCRM features, advertise on our websites, and conduct online activities to their targeted customers and thus boost the offline sales.

After subscribing for the MO-Tube packages, the merchants will have access to more detailed data of the consumer users who have made a purchase at our merchant offline shop previously. In addition, MO-Points are allocated to the merchants according to the different MO-Tube packages they subscribe. As an incentive to boost more subscription, we will also bundle these packages with offline advertisement opportunities with the vendors in offline media such as roadside billboard and magazines.

Our Website

We are have obtained the license to use http://www.moxian.com. On the website, we intend to provide merchant webpages to give users an overview of participating merchants in our Licensed Territory. There will also be an introduction and direct payment page whereby merchants are able to purchase MO-Points or subscribe to MO-Promo packages directly on the website. We also continue to develop the MO-Promo Platform.

Customers

Our targeted customers include retail merchants, restaurants, manufacturers, shopping mall operators, transportation, telecommunication providers, and online e-commerce operators in the China and Malaysia regions. We have built up business relationships with several reputable merchants, such as ZhenKungFu, a Chinese fast-food chain store in China, Dakashi, a milk-tea franchise chain store, K-Box, a Chinese karaoke chain store, ‘U-Loveit’, a company that produces instant milk tea for sale.

Competition

As a social media business developer, our Platform has a unique social business model and social media features that will enable us to stand out in the competition. Other major social network platforms usually focus on personal photo sharing, video sharing, chat feature, private grouping, micro-blogging, following group, rating messages and commenting on messages. What makes our Platform distinguishable is that our merchant clients have: (i) specially tailored promotional webpages, (ii) local event programs for their customer users, (iii) location-based promotion information, (iv) mobile chat applications, (v) free prizes for consumer users, (vi) timeline advertising on our social webpage, (vii) a social customer relationship management system for merchants, (viii) social loyalty program, and (ix) customized online games to promote merchants’ brand and group sales promotion.

As a social media platform promoter, we have vigorous competition in our business from numerous sources. Our customers can find, buy, sell and pay for similar items or products through a variety of competing online, mobile and offline channels. Our competitors include, but are not limited to, retailers, distributors, import and export companies, auctioneers, catalog and mail-order companies, classifieds, directories, search engines, commerce participants (consumer-to-consumer, business-to-consumer and business-to-business), shopping channels and networks.

Industry

The electronic commerce industry is a worldwide and growing industry. The growth of the world e-commerce market is spurred by the increase of recognition in social network and improvement of technologies to date. According to McKinsey & Company (“McKinsey”), in 2012, the e-tail market in China was around $210 billion for revenues (China’s e-tail revolution, McKinsey). China’s e-tailing commanded about 5 to 6 percent of total retail sales in 2012. By 2020, it is estimated that 15 to 20 percent annual growth rates (before inflation) will continue and e-tailing could generate $420 billion to $650 billion in sales (China’s e-tail revolution, McKinsey). Similarly, the Asia region’s e-commerce market is growing rapidly.

Regulations

Our website is maintained through servers in Hong Kong. Therefore, the data usage policy and regular terms of service by both users and merchants have to comply with the rules and regulations of Hong Kong SAR. As the information our merchants and consumer users are preserved in Hong Kong, our website will need to comply with the Hong Kong Personal Data (Privacy) Ordinance (Cap 486).

In the PRC, we will have to comply with the laws and regulations relating to the distribution of Internet content in China such as the Application of the Appropriate Internet Content Provider License and our data usage policy has to be in accordance with Regulations of The People’s Republic of China for Safety Protection of Computer Information System.

In Malaysia, the relevant regulations are Computer Crime Act 1997 and The Copyright (Amendment) Act 1997.

Employees

As of the date of this Report, the Company has 50 employees. There are 32 employees on the development team, 7 on the sales and marketing team and 11 people in the administrative department. By the end of 2014, we intend to hire 50 more employees.

Intellectual Property

Pursuant to the License and Acquisition Agreement, the Company was granted the exclusive rights to use MOXG’s intellectual property rights, including the trademarks, copyrights, and patent of MOXG in Mainland China, Hong Kong, and Malaysia regions, and the domain name.

Trademarks

The following are the description of trademarks that (i) MOXG currently owns, (ii) MOXG has submitted for approval, (iii) are in the process of transfer to MOXG, or (iv) are in the process of transfer to Moxian Shenzhen, one of our subsidiaries. The details of such trademarks are set forth in the following table:

Type	Marks	Application No.	Class	Description	Country	Status
Trademark		85931344	9,35,38,40,41,42
Class 9: Magnetic data carriers, recording discs, data processing equipment and computers
Class 35: Advertising, business management, business administration
Class 38: Telecommunications
Class 40: Treatment of materials
Class 41: Entertainment
Class 42: Design and development of computer hardware and software

					United States	Pending
Trademark		302534274	9,35,38,40,41,42
Class 9: Magnetic data carriers, recording discs, data processing equipment and computers
Class 35: Advertising, business management, business administration
Class 38: Telecommunications
Class 40: Treatment of materials
Class 41: Entertainment
Class 42: Design and development of computer hardware and software

					Hong Kong	Approved
Trademark		13460714	42	Scientific and technological services and research and design relating thereto; industrial analysis and research services; design and development of computer hardware	China	Pending
Trademark		13460852	9
Scientific, nautical, surveying, photographic, cinematographic, optical, weighing, measuring, signalling, checking (supervision), life-saving and teaching apparatus and instruments; apparatus and instruments for conducting, switching, transforming, accumulating, regulating or controlling electricity; apparatus for recording, transmission or reproduction of sound or images; magnetic data carriers, recording discs; compact discs, DVDs and other digital recording media; mechanisms for coin-operated apparatus; cash registers, calculating machines, data processing equipment, computers; computer software

					China	Pending
Trademark	魔线	13461178	38
Data transmission; computer terminal communication; transmission of messages and images (computer aided); electronic mails; provision of connecting services of telecommunication to connect to the global computer network; long-distance teleconference services; provision of connecting services to users to global computer network, etc.

					China	Pending
Trademark		10624504	35
Billposting; advertisement promotion; mail-in advertisement; TV commercials; advertisement platform rental; computer online e-commercials; display products on mass media for retail purposes; advertisement design; auctions, etc.

					China	Pending transfer to Moxian Technologies (Shenzhen) Co. Ltd
Trademark		10624435	38
Data transmission; computer terminal communication; transmission of messages and images (computer aided); electronic mails; provision of connecting services of telecommunication to connect to the global computer network; long-distance teleconference services; provision of connecting services to users to global computer network, etc.

					China	Pending transfer to Moxian Technologies (Shenzhen) Co. Ltd

Patent

The application to patent the technologies of the Moxian platform has been submitted in China on December 27th, 2013. The unique feature of the Moxian platform is that it can locate the merchant that matches the needs of consumers and provide a series of interactive tools for merchants to promote their sales.

Copyright

MOXG also submitted the copyright application for its mascot, “Moya.” Moya is a mascot representing MOXG.

Domain Name

MOXG granted us the license to use its domain name: http://moxian.com/.

DESCRIPTION OF PROPERTY

The Company currently does not own any properties. Our office is at Room 2313-2315, Block B, Zhongshen Garden, Caitian South Road, Futian District, Shenzhen, the office of Moxian Technologies (Shenzhen) Co, Ltd. The monthly rent is RMB 50,000 yuan (or approximately $8,218).

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers, Promoters, and Control Persons

The following table sets forth the name and position of our current executive officers and directors.

Name	Age	Position
Ng Kian Yong	25	Chief Executive Officer, President, Treasurer, Secretary, and Director

Qin Chang Jian	31	Director

Mr. Ng Kian Yong, age 25, has extensive experience in sales and marketing businesses. From 2011 to 2012, Mr. Ng was the marketing manager at Extromas Sdn Bhd, where he was actively involved in the company’s outward marketing program. Prior to that, Mr. Ng worked as a marketing executive at Bestwin (China) Limited from 2010 to 2011, where he was mainly responsible to increase the direct sales of the products and build up the distribution network in China. Mr. Ng graduated from SMK Taman Tun Aminah (SMKTTA), Malaysia in 2010.

The experience of Mr. Ng in the marketing business has led the Board of Directors to reach a conclusion that he should serve as director of the Company.

Mr. Qin Chang Jian, age 31, has over 9 years of experience in accounting, procurement of related products, and human resources management. From 2006 to 2012, Mr. Qin was an information technology engineer in Saison Electronic Ltd. (Hong Kong), where he was responsible for the implementation of software and hardware solutions of telecommunication and internet. From 2004 to 2006, Mr. Qin was as a manager of information technology department of Jin Hong Yuan Electronic Company, an original equipment manufacturer in China with a focus on mobile phone manufacturing.  Mr. Qin received his Finance degree from Sichuan Commerce and Trade College of China in 2002.

The Board of Director has concluded that Mr. Qin should serve as director of the Company based on his extensive experience in information technology and accounting industry.

COMPENSATION OF DIRECTORS AND OFFICERS

The Company currently does not have any compensatory arrangements with any officers or directors. No officer or director received any compensation from the Company during the last two fiscal years. Officers will be incentivized by an agreed remuneration package of share options and or bonus payments, these are to be discussed upon appointment and no employee agreements are currently in force.

Equity Awards

The Company has no stock option, stock appreciation rights, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

Grants of Plan-Based Awards

No plan-based awards were granted to any of our named executive officers during the fiscal year ended September 30, 2013.

Outstanding Equity Awards at Fiscal Year End

No unexercised options or warrants were held by any of our named executive officers at September 30, 2013. No equity awards were made during the fiscal year ended September 30, 2013.

Option Exercises and Stock Vested

No options to purchase our capital stock were exercised by any of our named executive officers, nor was any restricted stock held by such executive officers vested during the fiscal year ended September 30, 2013.

Pension Benefits

No named executive officers received or held pension benefits during the fiscal year ended September 30, 2013.

Nonqualified Deferred Compensation

No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended September 30, 2013.

Potential Payments upon Termination or Change in Control

Our executive officers are not entitled to severance payments upon the termination of their employment agreements or following a change in control.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended September 30, 2013, we did not have a standing compensation committee. Our Board of Directors was responsible for the functions that would otherwise be handled by the compensation committee. All directors participated in deliberations concerning executive officer compensation, including directors who were also executive officers, however, none of our executive officers received any compensation during the last fiscal year. None of our executive officers has served on the Board of Directors or compensation committee (or other committee serving an equivalent function) of any other entity, any of whose executive officers served on our Board or Compensation Committee.

Compensation of Directors

No compensation was paid to or earned by any director during the year ended September 30, 2013.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CONTROL PERSONS;
CORPORATE GOVERNANCE

Transactions with related persons

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or interest is disclosed or known to the board of directors and the stockholders are entitled to vote on the issue, or if it is fair and reasonable to our company.

Our Chief Executive Officer, Ng Kian Yong, currently serves as Chief Executive Officer at Stellar Elite Limited, the Company’s shareholder, which acquired 79,320,000 shares of the Company’s Common Stock on November 14, 2013.

Except disclosed above, the Company was not a party to any transaction (where the amount involved exceeded the lesser of $120,000 or 1% of the average of our assets for the last two fiscal years) in which an director, executive officer, holder of more than five percent of our Common Stock, or any member of the immediate family of any such person have or will have a direct or indirect material interest and no such transactions are currently proposed.

Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system which has requirements that directors be independent.  We do not have majority of independent directors.

Committees of the Company’s Board of Directors

Because our board of directors currently consists of two members, we do not have a standing nominating, compensation or audit committee.  Rather, our full board of directors performs the functions of these committees. Also, we do not have a “financial expert” on our board of directors as that term is defined by Item 401(e)(2) of Regulation S-K. We do not believe it is necessary for our board of directors to appoint such committees because the volume of matters that come before our board of directors for consideration permits the Board of Directors to give sufficient time and attention to such matters to be involved in all decision making. Additionally, because our Common Stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees. In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Board of Directors and the candidate's qualifications. The Board of Directors will request such information as:

●	The name and address of the proposed candidate;

●	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

●	A description of any relationship that could affect such person's qualifying as an independent director, including identifying all other public company board and committee memberships;

●	A confirmation of such person's willingness to serve as a director if selected by the Board of Directors; and

●	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company's proxy statement if such person were a nominee.

Once a person has been identified by the Board of Directors as a potential candidate, the Board of Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Board of Directors believes that the candidate has the potential to be a good candidate, the Board of Directors would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Board of Directors may be considering. The Board of Director's evaluation process does not vary based on whether the candidate is recommended by a shareholder.

The Board of Directors will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company.

Code of Ethics

Our Board of Directors will adopt a new code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new code will address, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code.

Meetings of the Board of Directors

During its fiscal year ended September 30, 2013, the Board of Directors did not meet on any occasion, but rather transacted business by unanimous written consent.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the chief executive officer and chairman roles is driven by the needs of the Company at any point in time.  Currently, Mr. Ng serves as the sole officer of the Company as well as a director of our Board, and Mr. Qin serves as a director of our board.  We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure.  This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for our company at any given time.

Immediately following the consummation of the License and Acquisition Agreement, the size of our management team will be increased in order to manage our expanded operations, risks and resources.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATION AND FINANCIAL CONDITION

The following discussion of our financial condition and results of operations should be read in conjunction with our unaudited condensed consolidated financial statements and the notes to those financial statements appearing elsewhere in this Report.

Certain statements in this Report constitute forward-looking statements. These forward-looking statements include statements, which involve risks and uncertainties, regarding, among other things, (a) our projected sales, profitability, and cash flows, (b) our growth strategy, (c) anticipated trends in our industry, (d) our future financing plans, and (e) our anticipated needs for, and use of, working capital. They are generally identifiable by use of the words “may,” “will,” “should,” “anticipate,” “estimate,” “plan,” “potential,” “project,” “continuing,” “ongoing,” “expects,” “management believes,” “we believe,” “we intend,” or the negative of these words or other variations on these words or comparable terminology. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur. You should not place undue reliance on these forward-looking statements.

The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which the statements are made or to reflect the occurrence of unanticipated events.

The "Company", "we," "us," and "our," in the following discussion refer to (i) Moxian Group Limited, a British Virgin Islands company (“Moxian BVI”),(ii) Moxian (Hong Kong) Limited, a limited liability company incorporated under the laws of Hong Kong (“Moxian HK”), (iii) Moxian Technologies (Shenzhen) Co., Ltd. (“Moxian Shenzhen”), and (iv) Moxian Malaysia SDN BHD (“Moxian Malaysia”).

Overview

The Company engages in the business of providing a social marketing and promotion platform to merchants who desire to promote their businesses through online social media. Our products and services aim to enhance the interaction between users and merchant clients by allowing merchant clients to study consumer behavior through data compiled from our database of users’ activities. We design our products and services to allow our merchant clients to run advertisement campaigns and promotions to target their customers. Our platform, MO-Promo Platform, is also designed and built to entice users to return and to encourage new consumer users to subscribe our website.

We are currently at development stage. Our primary activities have been the designing and developing our products and services, negotiating strategic alliances and other agreements, and raising capital. We have commenced our principal operations in Shenzhen, China and Malaysia, but we have not generated any significant revenues.

Results of Operations

For the three months ended December 31, 2013 and December 31, 2012

Gross Revenues

The Company made sales revenues of $48,472 in the three months ended December 31, 2013 compared to nil being generated in the three months ended December 31, 2012.

The Company’s sales revenue of $48,472 in the three months ended December 31, 2013 comes from customers who subscribed our merchant packages. In our efforts to acquire these subscribers, the costs of $2,549 consist of mainly domain name registration fees and acquiring window and car stickers for advertising purposes.

Operating Expenses

Operating expenses for the three months ended December 31, 2013 and the three months ended December 31, 2012, were $528,714 and nil respectively. The expenses consisted of filing fees, professional fees, payroll and benefits and other general expenses.

We expect that our general and administrative expenses will continue to increase as we incur additional costs to support the growth of our business.

Net Loss

Net loss for the three months ended December 31, 2013 and the three months ended December 31, 2012 were $498,651 and nil, respectively. Basic and diluted net loss per share amounted to $249,302 for the three months ended December 31, 2013, and nil for the three months ended December 31, 2012.

For the fiscal years ended September 30, 2013 and September 30, 2012

Gross Revenues

The Company made sales revenues of $96,933 in the fiscal year ended September 30, 2013 compared to nil being generated in the fiscal year ended September 30, 2012.

The Company’s sales revenue of $96,933 in the fiscal year ended September 30, 2013 comes from two major customers who subscribed to acquire regional district agencyship in Malaysia to sign up merchants to use our MO-Promo Platform as well as merchant clients who have subscribed to use the MO-Promo Platform. In our efforts to acquire these subscribers, the costs of $3,811 consist of mainly domain name registration fees and acquiring window and car stickers for advertising purposes.

Operating Expenses

Operating expenses for the fiscal years ended September 30, 2013 and September 30, 2012, were $827,003 and $645, respectively. The expenses consisted of filing fees, professional fees, payroll and benefits and other general expenses.

We expect that our general and administrative expenses will continue to increase as we incur additional costs to support the growth of our business.

Net Loss

Net loss for the fiscal years ended September 30, 2013 and September 30, 2012, were $759,194 and $645, respectively. Basic and diluted net loss per share amounted to $379,591 for the fiscal year ended September 30, 2013, and $323 for the fiscal year ended September 30, 2012.

Liquidity and Capital Resources

On December 31, 2013, we had working capital of $1,126,985, with cash on hand of $880,619.

Net cash used in operating activities for the three months ended December 31, 2013 was $578,804. The cash used in operating activities are mainly for filing fees, professional fees, payroll and benefits and general expenses.

Net cash used in investing activities for the three months ended December 31, 2013 was $21,557. The cash used in investing activities are mainly for the payment of office renovation and the purchases of furniture and equipment.

Net cash generated from financing activities for the three months ended December 31, 2013 was $740,351. The cash generated from financing activities are generated from loans from shareholders.

Currently, we have limited operating capital. We expect that our current capital and our other existing resources will be sufficient only to provide a limited amount of working capital, and the revenues, if any, generated from our business operations alone may not be sufficient to fund our operations or planned growth.

We will likely require additional capital to continue to operate our business, and to further expand our business. Sources of additional capital through various financing transactions or arrangements with third parties may include equity or debt financing, bank loans or revolving credit facilities. We may not be successful in locating suitable financing transactions in the time period required or at all, and we may not obtain the capital we require by other means. Our inability to raise additional funds when required may have a negative impact on our operations, business development and financial results.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the financial statements and the reported amounts of revenue and expenses during the periods. Actual results could differ from these estimates. Our significant estimates and assumptions include depreciation and the fair value of our stock, stock-based compensation, debt discount and the valuation allowance relating to the Company’s deferred tax assets.

Basis of accounting

The Company’s policy is to maintain its books and prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in United States of America.

Recently Issued Accounting Pronouncements

Reference is made to the “Recent Accounting Pronouncements” in Note 2 to the Financial Statements included in this Report for information related to new accounting pronouncement, none of which had a material impact on our consolidated financial statements, and the future adoption of recently issued accounting pronouncements, which we do not expect will have a material impact on our consolidated financial statements

Off-Balance Sheet Arrangements

As of December 31, 2013, we did not have any off-balance sheet arrangements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the date herein by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock and (ii) by the directors and executive officers of the Company. The person or company named in the table has sole voting and investment power with respect to the shares beneficially owned.

Address of Beneficial Owner	Positions with the Company	Title of Class	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)
Officers and Directors
Ng Kian Yong(3) Room 22I, Unit 2 Building C, KingKey 100, Hongbao Road, Luohu District, Shenzhen 518000, China	CEO and Director	Common Stock, $0.001 par value	79,320,000	40.0%

Qin Changjian 25/E, Jingseduhui, Chunfeng Lu ,Luohu Area Shenzhen, 518001, China	Director	Common Stock, $0.001 par value	0	-

All officers and directors as a group (2 persons named above)		Common Stock, $0.001 par value	79,320,000	40.0%

5% Securities Holders
Good Eastern Investment Holding Limited 10 Anson Road #35-11 International Plaza Singapore 079903	Common Stock, $0.001 par value	39,960,000	20.2%

Moxian China Limited Room 2805, 28/F., Paul Y. Centre, 51 Hung To Road, Kuwn Tong Kowloon, Hong Kong	Common Stock, $0.001 par value	67,020,000	33.8%

Stellar Elite Limited Room 2805, 28/F., Paul Y. Centre, 51 Hung To Road, Kuwn Tong Kowloon, Hong Kong	Common Stock, $.001 par value	79,320,000	40.0%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or exercisable within 60 days of the date of this table. In determining the percent of Common Stock owned by a person or entity as of the date of this Report, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of Common Stock outstanding on as of the date of this Report (198,300,000 shares), and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the derivative securities. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares.

(2) Based on the total issued and outstanding shares of 198,300,000 as of the date of this report.

(3) Includes 79,320,000 shares of Common Stock that Stellar Elite Limited owns. Ng Kian Yong is the Chief Executive Officer of Stellar Elite Limited.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all forms they file pursuant to Section 16(a). Below is the information with respect to failures of directors, officers and/or beneficial owners of more than ten percent of any class of equity securities of the Company to timely file reports under Section 16(a):

Name	Date of Reporting Event	Required Filing Date	Date of Filing
Brandi DeFoor	10/19/2010 (1)	11/2/2010	Form 3 filed on 11/7/2013
Brandi DeFoor	11/14/2013 (2)	02/14/2014	No Form 5 filed
Mark DeFoor	10/25/2011 (3)	11/8/2011	No Form 3 filed
Mark DeFoor	11/14/2013 (4)	02/14/2014	No Form 5 filed

(1)	Date of issuance of shares of the Company’s Common Stock.
(2)	Date of sale of 3,100,000 shares of the Company’s Common Stock Brandi DeFoor owned.
(3)	Date of appointment as an officer of the Company.
(4)	Date of resignation from an officer and director of the Company.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business.  Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business.  There are currently no legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON
EQUITY AND RELATED STOCKHOLDER MATTERS

There is no trading market for our Common Stock. We expect that to either apply for listing on a national securities exchange or that a market maker will file a 15c2-11 with FINRA to obtain a symbol for our Common Stock and begin quotation sometime thereafter on the OTCQB marketplace.

As of the date of this Report, there were approximately 30 holders of record of the Company’s Common Stock.

The  Company  has never  paid a cash  dividend  on its  common  stock and has no present  intention  to declare or pay cash  dividends on the Common Stock in the foreseeable  future.  The Company intends to retain any earnings which it may realize in the foreseeable future to finance its operations.  Future dividends, if any, will depend on earnings, financing requirements and other factors.

The transfer agent for the Company's Common Stock is Island Stock Transfer, 15500 Roosevelt Blvd, Suite 301, Clearwater, FL, 33760.

RECENT SALES OF UNREGISTERED SECURITIES;
USE OF PROCEEDS FROM REGISTERED SECURITIES

None.

DESCRIPTION OF SECURITIES

The Company’s authorized capital stock consists of 500,000,000 shares of Common Stock, with a par value of $0.001 per share, and 100,000,000 shares of preferred stock, with a par value of $0.001 per share (“Preferred Stock”). Currently, a total of 198,300,000 shares of Common Stock are issued an outstanding.

Common Stock

The Company’s Common Stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our Common Stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any Preferred Stock.  Holders of the Company’s Common Stock representing fifty percent (50%) of the Company’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of the Company’s stockholders.  The Company’s Articles of Incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of Preferred Stock created by the Company’s Board of Directors from time to time, the holders of shares of the Company’s Common Stock will be entitled to such cash dividends as may be declared from time to time by the Company’s  Board of Directors from funds available therefore.

Subject to any preferential rights of any outstanding series of Preferred Stock created from time to time by the Company’s Board of Directors, upon liquidation, dissolution or winding up, the holders of shares of the Company’s Common Stock will be entitled to receive pro rata all assets available for distribution to such holders.

Holders of the Company’s Common Stock have no preemptive rights, no conversion rights and there are no redemption provisions applicable to our Common Stock.

Preferred Stock

The Company’s Board of Directors is authorized by its Articles of Incorporation to issue Preferred Stock from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions, thereof, as shall be stated in the resolutions adopted by the Company’s Board of Directors providing for the issuance of the Preferred Stock. The Company’s Board of Directors is authorized, within any limitations prescribed by law and the Company’s Articles of Incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock.

Warrants

There are currently no outstanding warrants.

Options

There are currently no outstanding options.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our by-laws provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such persons promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us, which it may be unable to recoup.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted.  We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the Commission , located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other reports, statements and information as required under the Exchange Act.

The reports, statements and other information that we have filed with the Commission may be read and copied at the Commission's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On February 19, our Board of Directors terminated Tarvaran, Askelson & Company LLP (“TA”), as our independent accountant. The reports of TA, on our financial statements for the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified; however, the reports were qualified as to the uncertainty of our ability to continue as a going concern due to our dependence on a successful execution of our plan of operations and ability to raise additional financing, lack of our generation of revenues, and our stockholders’ deficit and negative working capital. The decision to change independent accountants was approved by our Board of Directors on February 19, 2014.

During two most recent fiscal years and through the date of this report, we have had no disagreements with TA, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TA, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided TA, with a copy of this disclosure before its filing with the SEC. We requested that TA, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from TA, stating that it does agree with the above statements. A copy of such letter, dated as of February 20, 2014 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our Board of Directors appointed Dominic K.F. Chan & Co. (“Chan”) as our new independent registered public accounting firm effective as of February 19, 2014. During the two most recent fiscal years and through the date of our engagement, we did not consult with Chan regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 21, 2014, the Company adopted the accounting acquirer’s fiscal year end of September 30 as a result of the transactions under the License and Acquisition Agreement consummated on February 21, 2014. The acquisition of Moxian BVI is accounted for as a reverse merger and recapitalization with the acquired company, Moxian BVI, which become the accounting acquirer in this transaction.

ITEM 5.06    CHANGE IN SHELL COMPANY STATUS

As a result of consummation of the License and Acquisition Agreement as described in Items 1.01 and 2.01, which description is incorporated by reference in this Item 5.06 of this report, the Company ceased to be a shell company as such term is defined in Rule 12b-2 under the Exchange Act.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

The audited financial statements of Moxian BVI for the years ended September 30, 2013 and September 30, 2012 and the unaudited financial statements of Moxian BVI as of December 31, 2013 are appended to this report beginning on page F-1.

(b) Pro Forma Financials.

The unaudited pro forma balance sheet and statement of operations of the Company and Moxian BVI and notes thereto are appended to this report.

(d) Exhibits

10.1	License and Acquisition Agreement, dated February 21, 2014, among the Company, Moxian CN Samoa, MOXG, and Moxian BVI.

16.1	Letter from Tarvaran, Askelson & Company LLP

MOXIAN GROUP LIMITED
(A CORPORATION IN THE DEVELOPMENT STAGE)

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED SEPTEMBER 30, 2013 AND 2012

 (Stated in US Dollars)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
MOXIAN GROUP LIMITED

We have audited the accompanying consolidated balance sheets of Moxian Group Limited (the “Company”), a development stage company, as of September 30, 2013 and 2012 and the related consolidated statements of operations, shareholders’ equity and other comprehensive income, and cash flows, for the years ended September 30, 2013 and 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2013 and 2012 and the results of its operations and their cash flows for the years ended September 30, 2013 and 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in the development stage and has minimal operations. Its ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, develop websites, generate advertising income, and ultimately, achieve profitable operations. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Dominic K.F. Chan & Co
Certified Public Accountants
Hong Kong, February 20, 2014

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED BALANCE SHEETS
(Stated in US Dollars)

	As of September 30
	2013	2012
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$753,098	$-
Accounts receivable	1,032	-
Prepayments, deposits and other receivables	74,148	2
Total current assets	828,278	2
Property and equipment, net (Note 3)	171,794	-
TOTAL ASSETS	$1,000,072	$2

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accrued liabilities	$39,379	$645
Unearned revenue	4,782	-
Loans from a shareholder (Note 4)	1,691,190	-
Total current liabilities	1,735,351	645
Total liabilities	$1,735,351	$645

STOCKHOLDERS’ EQUITY
Capital stock (Note 5)
Ordinary share Par value: US$1.00 Authorized: 10,000 shares	2	2
Issued and outstanding: 2 shares
Deficit accumulated during the development stage	(759,826)	(645)
Accumulated other comprehensive income	24,545	-
Total stockholders’ equity	(735,279)	(643)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,000,072	$2

See accompanying notes to consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Stated in US Dollars)

		For the period	For the period
	For the	from Inception	from Inception
	year ended	July 3, 2012 to	July 3, 2012 to
	September 30, 2013	September 30, 2012	September 30, 2013

Revenues, net	$96,933	$-	$96,933

Cost and expenses
Cost of sales	3,811	-	3,811
Depreciation and amortization expenses	25,313	-	25,313
Selling, general and administrative expenses	827,003	645	827,648
Loss from operations	(759,194)	(645)	(759,839)

Other income
Interest income	13	-	13
Loss before income tax	(759,181)	(645)	(759,826)

Income tax expenses	-	-	-
Net loss	(759,181)	(645)	(759,826)

Foreign currency translation adjustments	24,545	-	24,545
Comprehensive loss	$(734,636)	$(645)	$(735,281)

Earnings per share (note 6)

Basic and diluted loss per common share	$(379,591)	$(323)

Basic and diluted weighted average common shares outstanding	2	2

See accompanying notes to consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’EQUITY
(Stated in US Dollars)

			Accumulated	Accumulated
			deficit	other
	Ordinary Share		development	comprehensive
	Shares	Amount	stage	income	Total

Issuance of ordinary share at inception	2	$2	$-	$-	$2

Net loss	-	-	(645)	-	(645)

Balance, September 30, 2012	2	$2	$(645)	$-	$(643)

Net loss	-	-	(759,181)	-	(759,181)

Foreign currency adjustment	-	-	-	24,545	24,545

Balance, September 30, 2013	2	$2	$(759,826)	$24,545	$(735,279)

See accompanying notes to consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Stated in US Dollars)

		For the period	For the period
	For the	from Inception	from Inception
	year ended	July 3, 2012 to	July 3, 2012 to
	September 30, 2013	September 30, 2012	September 30, 2013
OPERATING ACTIVITIES
Net loss	$(759,181)	$(645)	$(759,826)
Depreciation and amortization expense	25,313	-	25,313
Changes in operating assets and liabilities:
Increase in accounts receivable	(1,032)	-	(1,032)
Increase in deposits, prepayments and other receivables	(74,146)	(2)	(74,148)
Increase in accrued liabilities and unearned revenue	43,516	645	44,161
Net cash used in operating activities	(765,530)	(2)	(765,532)

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(197,107)	-	(197,107)
Net cash provided by investing activities	(197,107)	-	(197,107)

FINANCING ACTIVITIES
Loan borrowings	1,691,190	-	1,691,190
Capital stock issued for cash	-	2	2
Net cash provided by financing activities	1,691,190	2	1,691,192

Effect of foreign currency translation	24,545	-	24,545
Net increase in cash and cash equivalents	728,553	-	728,553
Cash and cash equivalents, beginning of period	-	-	-
Cash and cash equivalents, end of period	$753,098	$-	$753,098

Supplemental cash flow disclosures:
Cash paid for interest expense	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

See accompanying notes to consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

1.
Organization and nature of operations

Moxian Group Limited (“Moxian BVI” or “the Company”) was incorporated on July 3, 2012 under the laws of British Virgin Islands. Medicode Group Limited owned 100% equity interests of Moxian BVI prior to the closing of a Share Exchange Agreement, dated April 25, 2013 among Moxian Group Holdings, Inc., Moxian BVI and Medicode Group Limited.

The Company is a developing stage company with no substantial operations or assets. Moxian BVI currently operates through itself, one directly wholly-owned subsidiary in Hong Kong, and two indirectly wholly-owned subsidiaries in the Shenzhen of China and Malaysia.

Moxian (Hong Kong) Limited (“Moxian HK”) was incorporated on January 18, 2013 and became Moxian BVI’s subsidiary since February 14, 2013. Moxian HK is currently engaged in the business of online social media. Moxian HK operates through two wholly-owned subsidiaries: Moxian Technologies (Shenzhen) Co., Ltd. (“Moxian Shenzhen”) and Moxian Malaysia SDN BHD (“Moxian Malaysia”).

Moxian Shenzhen was invested and wholly owned by Moxian HK. Moxian Shenzhen was incorporated on April 8, 2013 and was engaged in the business of internet technology, computer software, commercial information consulting, etc.

Moxian Malaysia was incorporated on March 1, 2013 and became Moxian HK’s subsidiary since April 2, 2013. Moxian Malaysia is conducting its business in IT services and media advertising industry.

The Company is in the development stage as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915. Among the disclosures required by FASB ASC 915 are that the Company’s consolidated financial statements be identified as those of a development stage company, and that the statements of earnings, retained earnings and stockholders’ equity and cash flows disclose activity since the date of the Company’s inception. The fiscal year end is September 30.

The Company's consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not generated significant revenue since inception and has never paid any dividends and is unlikely to pay dividends or generate significant earnings in the immediate or foreseeable future.  Since September 13, 2011 (inception), the Company has revenue of $96,933 and has incurred an accumulated deficit of $759,826.

The Company is currently devoting its efforts to develop social media website and through which to generate servicing income.  The Company’s ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, develop websites, generate servicing income, and ultimately, achieve profitable operations. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.
Summary of principal accounting policies

Basis of presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America.

Revenue recognition

Revenue is recognized when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectability is reasonably assured.

Use of estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents.

Income taxes

The Company utilizes FASB Accounting Standard Codification Topic 740 (“ASC 740”) “Income taxes” (formerly known as SFAS No. 109, "Accounting for Income Taxes"), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 “Income taxes” (formerly known as Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)) clarifies the accounting for uncertainty in tax positions. This interpretation requires that an entity recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the statements of operations. The adoption of ASC 740 did not have a significant effect on the consolidated financial statements.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.
Summary of principal accounting policies (continued)

Comprehensive income

The Company has adopted FASB Accounting Standard Codification Topic 220 (“ASC 220”) “Comprehensive income” (formerly known as SFAS No. 130, “Reporting Comprehensive Income”), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments of the Company.

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, trade and other receivables, deposits, trade and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

Earnings per share

Basic earnings per share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per share.  The average market price during the year is used to compute equivalent shares.

FASB Accounting Standard Codification Topic 260 (“ASC 260”), “Earnings Per Share,” requires that employee equity share options, non-vested shares and similar equity instruments granted to employees be treated as potential common shares in computing diluted earnings per share. Diluted earnings per share should be based on the actual number of options or shares granted and not yet forfeited, unless doing so would be anti-dilutive. The Company uses the “treasury stock” method for equity instruments granted in share-based payment transactions provided in ASC 260 to determine diluted earnings per share.

Website development costs

The Company recognized the costs associated with developing a website in accordance with ASC 350-50 “Website Development Cost” that codified the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) NO. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”.  Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) NO. 00-2, “Accounting for Website Development Costs”.  The website development costs are divided into three stages, planning, development and production. The development stage can further be classified as application and infrastructure development, graphics development and content development. In short, website development cost for internal use should be capitalized except content input and data conversion costs in content development stage.

Costs associated with the website consist primarily of website development costs paid to third parties.  These capitalized costs will be amortized based on their estimated useful life over three years upon the website becoming operational.  Internal costs related to the development of website content will be charged to operations as incurred. Web-site development costs related to the customers are charged to cost of sales.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.
Summary of principal accounting policies (continued)

Plant and Equipment

Plant and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Computers	3 years
Office equipment	3 years
Furniture and fixtures	3 years
Leasehold improvements	Shorter of estimated useful life or term of lease

Recently issued accounting pronouncements

In February 2013, FASB issued Accounting Standards Update 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date (a consensus of the FASB Emerging Issues Task Force). This guidance requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. This stipulates that (1) it will include the amount the entity agreed to pay for the arrangement between them and the other entities that are also obligated to the liability and (2) any additional amount the entity expects to pay on behalf of the other entities. The objective of this update is to provide guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements. The amendments in this update are effective for fiscal periods (and interim reporting periods within those years) beginning after December 15, 2013. This standard is not expected to have a material impact on the Company’s reported results of operations or financial position.

In February 2013, FASB issued Accounting standards update 2013-02, Comprehensive Income Topic 220): Reporting of Amounts Reclassified out of Accumulated Other Comprehensive Income. This update requires an entity to provide information amount the amount reclassified out of accumulated other comprehensive income by component. The entity is also required to disclose significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting periods. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other discourses required under U.S. GAAP that provide additional detail about those amounts. The objective in this Update is to improve the reporting of reclassifications out of accumulated other comprehensive income. The amendments in this update should be applied prospectively for reporting periods beginning after December 15, 2012. This standard is not expected to have a material impact on the Company’s reported results of operations or financial position.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

3.	Property and equipment, net

	As of September 30
	2013	2012

Computers	$66,928	$-
Office equipment	23,400	-
Furniture and fixtures	11,638	-
Leasehold improvements	95,728	-
Total property and equipment	197,694	-
Less: accumulated depreciation and amortization	(25,900)	-
Total property and equipment, net	$171,794	$-

The depreciation expenses for the years ended September 30, 2013 and 2012 were $25,376 and nil, respectively.

4.
Loans from a shareholder

The loans are made to Moxian Hong Kong, Moxian Shenzhen, and Moxian Malaysia and are unsecured, interest free and will be due and payable in 12 months. Details of the loans are as follows:

Repayment due date	Principal
April 29, 2014	$69,903
May 30, 2014	81,282
August 9, 2014	853,462
April 17, 2014	13,057
January 24, 2014	77,371
May 19, 2014	5,803
May 22, 2014	100,325
May 30, 2014	100,325
April 29, 2014	368,385
September 10, 2014	21,277
$1,691,190

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

5.
Shareholders’ equity

Capitalization

The Company has the authority to issue 50,000 shares of ordinary share, $1.00 par value. The total number of shares of the Company’s ordinary share outstanding as of September 30, 2012 is two.

Equity transactions

Following is the summary of equity transactions during the period from July 3, 2012 (inception) to September 30, 2013.

On July 3, 2012, the Company issued two shares of our ordinary share of $1.00 each for working capital purpose.

There is no change in equity transactions during the period from July 3, 2012 (inception) to September 30, 2013.

6.	Earnings per share The following table sets forth the computation of basic and diluted net income per common share:

	For the years ended September 30
	2013	2012

Net loss attributable to ordinary shareholders for computing basic net loss per ordinary share	$(759,181)	$(645)

Weighted-average shares of ordinary share outstanding in computing net loss per ordinary share
Basic	2	2
Dilutive shares	-	-
Diluted	2	2

Basic earnings per share	$(379,591)	$(323)
Diluted earnings per share	$(379,591)	$(323)

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

7.
Income taxes

The Company was incorporated in the British Virgin Islands. Moxian BVI did not generate taxable income in the British Virgin Islands for the period from July 3, 2012 to September 30, 2013.

Moxian HK was incorporated in Hong Kong and is subject to Hong Kong profits tax at 16.5% in 2013. No provision for Hong Kong income or profit tax has been made as the Company has no assessable profit for the period. The cumulative tax losses will represent a deferred tax asset.

Moxian Shenzhen was incorporated in the People’s Republic of China.  Moxian Shenzhen did not generate taxable income in the People’s Republic of China for the period from April 8, 2013 to September 30, 2013.

Moxian Malaysia was incorporated in Malaysia.  Moxian Malaysia did not generate taxable income in Malaysia for the period from March 1, 2013 to September 30, 2013.

The Company will provide a valuation allowance for all of its subsidiaries in full amount of the deferred tax asset since there is no assurance of future taxable income.

8.
Commitments and contingencies

Operating Lease

The Company leases a number of properties under operating leases. Rental expenses under operating leases for the years ended September 30, 2013 and 2012 were $33,938 and nil respectively.

As of September 30, 2013, the Company was obligated under non-cancellable operating leases minimum rentals as follows:

Year ending September 30,
2014	$143,577
2015	143,577
2016	50,813
Thereafter	-
Total minimum lease payments	$337,967

Legal Proceeding There has been no legal proceeding in which the Company is a party for the years ended September 30, 2013 and 2012.

9.
Subsequent Events

There were no events or transactions other than those disclosed in this report, if any, that would require recognition or disclosure in our Financial Statements for the years ended September 30, 2013 and 2012.

MOXIAN GROUP LIMITED
(A CORPORATION IN THE DEVELOPMENT STAGE)

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2013 AND 2012

 (Stated in US Dollars)

INDEX TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

PAGES

UNAUDITED CONSOLIDATED BALANCE SHEETS	F-14

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME	F-15

UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	F-16

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS	F-17

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS	F-18 - F-24

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED CONSOLIDATED BALANCE SHEETS
(Stated in US Dollars)

	As of
	Dec 31, 2013 (Unaudited)	Sept 30, 2013 (Audited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$880,619	$753,098
Accounts receivable	37,093	1,032.00
Prepayments, deposits and other receivables	209,273	74,148.00
Total current assets	1,126,985	828,278
Property and equipment, net (Note 3)	177,491	171,794
TOTAL ASSETS	$1,304,476	$1,000,072

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accrued liabilities	$102,882	$39,379
Unearned revenue	16,405	4,782
Loans from a shareholder (Note 4)	2,431,541	1,691,190
Total current liabilities	2,550,828	1,735,351
Total liabilities	$2,550,828	$1,735,351

STOCKHOLDERS’ EQUITY
Capital stock (Note 5) Ordinary share
Par value: US$1.00 Authorized: 10,000 shares	2	2
Issued and outstanding: 2 shares
Deficit accumulated during the development stage	(1,258,430)	(759,826)
Accumulated other comprehensive income	12,076	24,545
Total stockholders’ deficit	(1,246,352)	(735,279)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,304,476	$1,000,072

See accompanying notes to unaudited consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(Stated in US Dollars)

	For the	For the	For the period
	three months	three months	from Inception
	ended	ended	July 3, 2012 to
	December 31, 2013	December 31, 2012	December 31, 2013

Revenues, net	$48,472	$-	$145,405

Cost and expenses
Cost of sales	2,549	-	3,811
Depreciation and amortization expenses	15,860	-	25,313
Selling, general and administrative expenses	528,714	-	1,356,362
Loss from operations	(498,651)	-	(1,240,081)

Other income
Interest income	47	-	60
Loss before income tax	(498,604)	-	(1,240,021)

Income tax expenses	-	-	-
Net loss	(498,604)	-	(1,240,021)

Foreign currency translation adjustments	(12,469)	-	12,076
Comprehensive loss	$(511,073)	$-	$(1,227,945)

Earnings per share (note 6)

Basic and diluted loss per common share	$(249,302)	$-

Basic and diluted weighted average common shares outstanding	2	2

See accompanying notes to unaudited consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’EQUITY
(Stated in US Dollars)

			Accumulated	Accumulated
			deficit	other
	Ordinary Share*		development	comprehensive
	Shares	Amount	stage	income	Total

Issuance of ordinary share at inception	2	$2	$-	$-	$2

Net loss	-	-	(645)	-	(645)

Balance, September 30, 2012	2	$2	$(645)	$-	$(643)

Net loss	-	-	(759,181)	-	(759,181)

Foreign currency adjustment	-	-	-	24,545	24,545

Balance, September 30, 2013	2	$2	$(759,826)	$24,545	$(735,279)

Net loss	-	-	(498,604)	-	(498,604)

Foreign currency adjustment	-	-	-	(12,469)	(12,469)

Balance, December 31, 2013	2	$2	$(1,258,430)	$12,076	$(1,246,352)

See accompanying notes to unaudited consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Stated in US Dollars)

	For the	For the	For the period
	three months	three months	from Inception
	ended	ended	July 3, 2012 to
	December 31, 2013	December 31, 2012	December 31, 2013
OPERATING ACTIVITIES
Net loss	$(498,604)	$-	$(1,240,021)
Depreciation and amortization expense	15,860	-	25,313
Changes in operating assets and liabilities:
Increase in accounts receivable	(36,061)	-	(37,093)
Increase in deposits, prepayments and other receivables	(135,125)	-	(209,273)
Increase in accrued liabilities and unearned revenue	75,126	-	119,287
Net cash used in operating activities	(578,804)	-	(1,341,787)

INVESTING ACTIVITIES
Purchases of property, plant and equipment	(21,557)	-	(202,804)
Net cash provided by investing activities	(21,557)	-	(202,804)

FINANCING ACTIVITIES
Loan borrowings	740,351	-	2,431,541
Capital stock issued for cash	-	-	2
Net cash provided by financing activities	740,351	-	2,431,543

Effect of foreign currency translation	(12,469)	-	(6,333)
Net increase in cash and cash equivalents	139,990	-	886,952
Cash and cash equivalents, beginning of period	753,098	-	-
Cash and cash equivalents, end of period	$880,619	$-	$880,619

Supplemental cash flow disclosures:
Cash paid for interest expense	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

See accompanying notes to unaudited consolidated financial statements

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

1.
Organization and nature of operations

Moxian Group Limited (“Moxian BVI” or “the Company”) was incorporated on July 3, 2012 under the laws of British Virgin Islands. Medicode Group Limited owned 100% equity interests of Moxian BVI prior to the closing of a Share Exchange Agreement, dated April 25, 2013 among Moxian Group Holdings, Inc., Moxian BVI and Medicode Group Limited.

The Company is a developing stage company with no substantial operations or assets. Moxian BVI currently operates through itself, one directly wholly-owned subsidiary in Hong Kong, and two indirectly wholly-owned subsidiaries in the Shenzhen of China and Malaysia.

Moxian (Hong Kong) Limited (“Moxian HK”) was incorporated on January 18, 2013 and became Moxian BVI’s subsidiary since February 14, 2013. Moxian HK is currently engaged in the business of online social media. Moxian HK operates through two wholly-owned subsidiaries: Moxian Technologies (Shenzhen) Co., Ltd. (“Moxian Shenzhen”) and Moxian Malaysia SDN BHD (“Moxian Malaysia”).

Moxian Shenzhen was invested and wholly owned by Moxian HK. Moxian Shenzhen was incorporated on April 8, 2013 and was engaged in the business of internet technology, computer software, commercial information consulting, etc.

Moxian Malaysia was incorporated on March 1, 2013 and became Moxian HK’s subsidiary since April 2, 2013. Moxian Malaysia is conducting its business in IT services and media advertising industry.

The Company is in the development stage as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 915. Among the disclosures required by FASB ASC 915 are that the Company’s unaudited consolidated financial statements be identified as those of a development stage company, and that the statements of earnings, retained earnings and stockholders’ equity and cash flows disclose activity since the date of the Company’s inception. The fiscal year end is September 30.

The Company's unaudited consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has not generated significant revenue since inception and has never paid any dividends and is unlikely to pay dividends or generate significant earnings in the immediate or foreseeable future.  Since September 13, 2011 (inception), the Company has revenue of $145,405 and has incurred an accumulated deficit of $1,240,021.

The Company is currently devoting its efforts to develop social networking website and through which to generate servicing income.  The Company’s ability to continue as a going concern is dependent upon its ability to develop additional sources of capital, develop websites, generate servicing income, and ultimately, achieve profitable operations. The accompanying unaudited consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.
Summary of principal accounting policies

Basis of presentation

The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America.

Revenue recognition

Revenue is recognized when persuasive evidence of an arrangement exists; delivery has occurred or services have been rendered; the price is fixed or determinable; and collectability is reasonably assured.

Use of estimates

The preparation of the unaudited consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the unaudited consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all short-term highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less to be cash equivalents.

Income taxes

The Company utilizes FASB Accounting Standard Codification Topic 740 (“ASC 740”) “Income taxes” (formerly known as SFAS No. 109, "Accounting for Income Taxes"), which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the unaudited consolidated financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 “Income taxes” (formerly known as Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109 (“FIN 48”)) clarifies the accounting for uncertainty in tax positions. This interpretation requires that an entity recognizes in the unaudited consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the statements of operations. The adoption of ASC 740 did not have a significant effect on the unaudited consolidated financial statements.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.
Summary of principal accounting policies (Continued)

Comprehensive income

The Company has adopted FASB Accounting Standard Codification Topic 220 (“ASC 220”) “Comprehensive income” (formerly known as SFAS No. 130, “Reporting Comprehensive Income”), which establishes standards for reporting and display of comprehensive income, its components and accumulated balances. Accumulated other comprehensive income represents the accumulated balance of foreign currency translation adjustments of the Company.

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, trade and other receivables, deposits, trade and other payables approximate their fair values due to the short-term maturity of such instruments. The carrying amounts of borrowings approximate their fair values because the applicable interest rates approximate current market rates.

Earnings per share

Basic earnings per share is based on the weighted average number of common shares outstanding during the period while the effects of potential common shares outstanding during the period are included in diluted earnings per share.  The average market price during the year is used to compute equivalent shares.

FASB Accounting Standard Codification Topic 260 (“ASC 260”), “Earnings Per Share,” requires that employee equity share options, non-vested shares and similar equity instruments granted to employees be treated as potential common shares in computing diluted earnings per share. Diluted earnings per share should be based on the actual number of options or shares granted and not yet forfeited, unless doing so would be anti-dilutive. The Company uses the “treasury stock” method for equity instruments granted in share-based payment transactions provided in ASC 260 to determine diluted earnings per share.

Website development costs

The Company recognized the costs associated with developing a website in accordance with ASC 350-50 “Website Development Cost” that codified the American Institute of Certified Public Accountants (“AICPA”) Statement of Position (“SOP”) NO. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use”.  Relating to website development costs the Company follows the guidance pursuant to the Emerging Issues Task Force (EITF) NO. 00-2, “Accounting for Website Development Costs”.  The website development costs are divided into three stages, planning, development and production. The development stage can further be classified as application and infrastructure development, graphics development and content development. In short, website development cost for internal use should be capitalized except content input and data conversion costs in content development stage.

Costs associated with the website consist primarily of website development costs paid to third parties.  These capitalized costs will be amortized based on their estimated useful life over three years upon the website becoming operational.  Internal costs related to the development of website content will be charged to operations as incurred. Web-site development costs related to the customers are charged to cost of sales.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2.
Summary of principal accounting policies (continued)

Plant and Equipment

Plant and equipment are recorded at cost. Significant additions or improvements extending useful lives of assets are capitalized. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives as follows:

Computers	3 years
Office equipment	3 years
Furniture and fixtures	3 years
Leasehold improvements	Shorter of estimated useful life or term of lease

Recently issued accounting pronouncements

In January 2013, the FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which clarifies which instruments and transactions are subject to the offsetting disclosure requirements originally established by ASU 2011-11. The new ASU addresses preparer concerns that the scope of the disclosure requirements under ASU 2011-11 was overly broad and imposed unintended costs that were not commensurate with estimated benefits to financial statement users. In choosing to narrow the scope of the offsetting disclosures, the Board determined that it could make them more operable and cost effective for preparers while still giving financial statement users sufficient information to analyze the most significant presentation differences between financial statements prepared in accordance with U.S. GAAP and those prepared under IFRSs. Like ASU 2011-11, the amendments in this update will be effective for fiscal periods beginning on, or after January 1, 2013. The adoption of ASU 2013-01 is not expected to have a material impact on our financial position or results of operations.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

The carrying values of all of our other financial instruments, which include accounts receivable, accounts payable and accrued liabilities, and due to related parties approximate their current fair values because of their nature and respective maturity dates or durations.

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

3.	Property and equipment, net

	As of
	December 31, 2013 Unaudited)	September 30, 2013 (Audited)

Computers	$84,481	$66,928
Office equipment	24,866	23,400
Furniture and fixtures	12,274	11,638
Leasehold improvements	96,511	95,728
Total property and equipment	218,132	197,694
Less: accumulated depreciation and amortization	(40,641)	(25,900)
Total property and equipment, net	$177,491	$171,794

The depreciation expenses for the three months ended December 31, 2013 and 2012 were $0 and nil, respectively.

4.
Loans from a shareholder

The loans are made to Moxian Hong Kong, Moxian Shenzhen, and Moxian Malaysia and are unsecured, interest free and will be due and payable in 12 months. Details of the loans are as follows:

	As of
Repayment due date	December 31, 2013 (Unaudited)	September 30, 2013 (Audited)
April 29, 2014	$70,351	$69,903
May 30, 2014	81,804	81,282
August 9, 2014	858,935	853,462
November 11, 2014	83,255	-
April 17, 2014	13,058	13,057
January 24, 2014	77,373	77,371
May 19, 2014	5,803	5,803
May 22, 2014	100,328	100,325
May 30, 2014	100,328	100,325
December 31, 2014	654,928	-
April 29, 2014	364,335	368,385
September 10, 2014	21,043	21,277
	$2,431,541	$1,691,190

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

5.
Shareholders’ equity

Capitalization

The Company has the authority to issue 50,000 shares of ordinary share, $1.00 par value. The total number of shares of the Company’s ordinary share outstanding as of September 30, 2012 is two.

Equity transactions

Following is the summary of equity transactions during the period from July 3, 2012 (inception) to September 30, 2013.

On July 3, 2012, the Company issued two shares of our ordinary share of $1.00 each for working capital purpose.

There is no change in equity transactions during the period from July 3, 2012 (inception) to September 30, 2013.

6.	Earnings per share

	For the three months ended December 31,
	2013	2012

Net loss attributable to ordinary shareholders for computing basic net loss per ordinary share	$(498,604)	$-

Weighted-average shares of ordinary share outstanding in computing net loss per ordinary share＊
Basic	2	2
Dilutive shares	-	-
Diluted	2	2

Basic earnings per share	$(249,302)	$-
Diluted earnings per share	$(249,302)	$-

MOXIAN GROUP LIMITED
(A DEVELOPMENT STAGE COMPANY)

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

7.
Income taxes

The Company was incorporated in the British Virgin Islands. Moxian BVI did not generate taxable income in the British Virgin Islands for the period from July 3, 2012 to September 30, 2013.

Moxian HK was incorporated in Hong Kong and is subject to Hong Kong profits tax at 16.5% in 2013. No provision for Hong Kong income or profit tax has been made as the Company has no assessable profit for the period. The cumulative tax losses will represent a deferred tax asset.

Moxian Shenzhen was incorporated in the People’s Republic of China.  Moxian Shenzhen did not generate taxable income in the People’s Republic of China for the period from April 8, 2013 to September 30, 2013.

Moxian Malaysia was incorporated in Malaysia.  Moxian Malaysia did not generate taxable income in Malaysia for the period from March 1, 2013 to September 30, 2013.

The Company will provide a valuation allowance for all of its subsidiaries in full amount of the deferred tax asset since there is no assurance of future taxable income.

8.
Commitments and contingencies

Operating Lease

The Company leases a number of properties under operating leases. Rental expenses under operating leases for the three months ended December 31, 2013 and 2012 were $56,857 and nil respectively.

As of December 31, 2013, the Company was obligated under non-cancellable operating leases minimum rentals as follows:

For the three months ended December 31,
2014	$143,354
2015	133,561
2016	24,379
Thereafter	-
Total minimum lease payments	$301,294

Legal Proceeding There has been no legal proceeding in which the Company is a party for the three months ended December 31, 2013.

9.
Subsequent Events

There were no events or transactions other than those disclosed in this report, if any, that would require recognition or disclosure in our Financial Statements for the three months ended December 31, 2013.

MOXIAN CHINA, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

MOXIAN CHINA, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated financial statements of Moxian China, Inc. (“Moxian China”) in the opinion of management include all material adjustments directly attributable to the acquisition contemplated by a license and acquisition agreement, dated February 21, 2014, among Moxian Group Holdings, Inc., Moxian Group Limited (Moxian BVI), Moxian China, Inc. and Moxian CN Group Limited (License and Acquisition Agreement).  Pursuant to the License and Acquisition Agreement, Moxian China, Inc. acquire all the equity of Moxian Group Limited through Moxian Group CN Limited. The acquisition was completed and effected when the majority considerations were received by Moxian Group Holdings, Inc.

The pro forma consolidated statement of operations includes the accounts of Moxian China, and Moxian BVI.

The statement of operations was prepared as if the above mentioned acquisition of Moxian BVI by Moxian China, Inc. were consummated on January 1, 2012 and the balance sheet was prepared as if they were consummated on September 30, 2013. These pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the dates indicated and are not necessarily indicative of the results that may be expected in the future.

MOXIAN CHINA, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30 2013

	Moxian	Moxian	Pro forma	Pro forma
	China, Inc.	Group Ltd	Adjustment	Total
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$28	$753,098		$753,126
Accounts receivable	-	1,032		1,032
Prepayments, deposits and other receivables	-	74,148		74,148
Total current assets	28	828,278		828,306
Goodwill arising on acquisition	-	-	1,735,279	1,735,279
Property and equipment, net	495	171,794		172,289
TOTAL ASSETS	$523	$1,000,072		$2,735,874

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accrued liabilities	$12,047	$39,379		$51,426
Unearned revenue	-	4,782		4,782
Loans from a shareholder	-	1,691,190	1,000,000	2,691,190
Total current liabilities	12,047	1,735,351		2,747,398
Total liabilities	$12,047	$1,735,351		$2,747,398

STOCKHOLDERS’ EQUITY
Capital stock
Preferred stock, $0.001 par value, authorized: 75,000,000 shares. Zero and Zero Shares issued and outstanding as of September 30, 2013	-	-		-
Common stock, $0.001 par value, authorized: 425,000,000 shares. 3,305,000 shares issued and outstanding as of September 30, 2013	3,305	2	(2)	3,305
Additional paid-in capital	46,060	-		46,060
Deficit accumulated during the development stage	(60,889)	(759,826)	759,826	(60,889)
Accumulated other comprehensive income	-	24,545	(24,545)	-
Total stockholders’ equity	(11,524)	(735,279)		(11,524)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$523	$1,000,072		$2,735,874

MOXIAN CHINA, INC.
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30 2013

	Moxian	Moxian	Pro forma	Pro forma
	China, Inc.	Group Ltd	Adjustment	Total

Revenues, net	$-	$96,933		$96,933

Cost and expenses
Cost of sales	-	3,811		3,811
Depreciation and amortization expenses	-	25,313		25,313
Selling, general and administrative expenses	14,689	827,003		841,692
Loss from operations	(14,689)	(759,194)		(773,883)

Other income
Interest income	-	13		13
Loss before income tax	(14,689)	(759,181)		(773,870)

Income tax expenses	-	-		-
Net loss	(14,689)	(759,181)		(773,870)

Foreign currency translation adjustments	-	24,545		24,545
Comprehensive loss	$(14,689)	$(734,636)		$(749,325)

Earnings per share

Basic and diluted loss per common share				$(0.23)

Basic and diluted weighted average common shares outstanding				3,305,000

MOXIAN CHINA, INC.
PROFORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31 2012

	Moxian	Moxian	Pro forma	Pro forma
	China, Inc.	Group Ltd	Adjustment	Total

Revenues, net	$-	$-		$-

Cost and expenses
Cost of sales	-	-		-
Depreciation and amortization expenses	-	-		-
Selling, general and administrative expenses	33,572	645		34,217
Loss from operations	(33,572)	(645)		(34,217)

Other income
Interest income	-	-		-
Loss before income tax	(33,572)	(645)		(34,217)

Income tax expenses	-	-		-
Net loss	(33,572)	(645)		(34,217)

Foreign currency translation adjustments	-	-		-
Comprehensive loss	$(33,572)	$(645)		$(34,217)

Earnings per share

Basic and diluted loss per common share				$(0.01)

Basic and diluted weighted average common shares outstanding				3,305,000

MOXIAN CHINA, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30 2013

The following adjustments to the unaudited pro forma financial statements are based on the assumption that the acquisition was consummated as of September 30, 2013.

DESCRIPTION	Dr $	Cr $

Investment in a subsidiary	1,000,000
Loan from shareholder		1,000,000

To record the investment in Moxian Group Limited be financed by loan from shareholder.

Common stock	2
Accumulated deficits		759,826
Accumulated other comprehensive income	24,545
Investment in subsidiary		1,000,000
Goodwill arising from acquisition	1,735,279
	1,759,826	1,759,826

To record the elimination of investment in subsidiary and the recognition of goodwill arising from acquisition of Moxian Group Limited by Moxian China Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN CHINA, INC.

Date: February 25, 2014	By:	/s/ Ng Kian Yong
Name: Ng Kian Yong
Title: Chief Executive Officer